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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                NOVEMBER 17, 1999


                          BEACON CAPITAL PARTNERS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


        MARYLAND                     000-24905                  04-3403281
----------------------------    -----------------------      -------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
        of incorporation)                                    identification no.)


          ONE FEDERAL STREET, 26TH FLOOR, BOSTON, MASSACHUSETTS, 02110
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (617) 457-0400


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ITEM 5 - OTHER EVENTS

The following financial statements, previously filed as exhibits to the Registrants' Registration Statement on Form S-11, are filed as exhibits hereto:

         (i) the combined historical summaries of gross income and direct operating expenses for Fort Point Place, The Athenaeum Portfolio, and the Breunig Portfolio;

         (ii) the historical summary of gross income and direct operating expenses for Technology Square and the Draper Building; and

         (iii) unaudited pro forma condensed consolidated financial information for Beacon Capital Partners, Inc.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

Exhibit 99.1 -    Combined historical summary of gross income and direct
                  operating expenses for Fort Point Place.

Exhibit 99.2 -    Combined historical summary of gross income and direct
                  operating expenses for The Athenaeum Portfolio.
Exhibit 99.3 -    Combined historical summary of gross income and direct
                  operating expenses for the Breunig Portfolio.
Exhibit 99.4 -    Historical summary of gross income and direct operating
                  expenses for Technology Square and the Draper Building.
Exhibit 99.5 -    Unaudited pro forma condensed consolidated financial
                  information for Beacon Capital Partners, Inc.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BEACON CAPITAL PARTNERS, INC.



Date: November 17, 1999                  By: /s/ Randy J. Parker
                                            ------------------------------------
                                              Randy J. Parker
                                              Senior Vice President and
                                                Chief Financial Officer

                                        3


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                                  EXHIBIT INDEX

      EXHIBIT NO.           DESCRIPTION

      Exhibit 99.1 -        Combined historical summary of gross income
                            and direct operating expenses for Fort Point
                            Place.

      Exhibit 99.2 -        Combined historical summary of gross income and
                            direct operating expenses for The Athenaeum
                            Portfolio.

      Exhibit 99.3 -        Combined historical summary of gross income and
                            direct operating expenses for the Breunig
                            Portfolio.

      Exhibit 99.4 -        Historical summary of gross income and direct
                            operating expenses for Technology Square and the Draper Building.

      Exhibit 99.5 -        Unaudited pro forma condensed consolidated financial
                            information for Beacon Capital Partners, Inc.